UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): August 11, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 11 August, 2004 - Holding(s) in Company

The company received the following letter today:

                                                    Barclays PLC
                                                    Group Corporate Secretariat
                                                    54 Lombard Street
                                                    EC3P 3AH
                                                    Tel: 020 7699 2305
                                                    Fax: 0870 242 2733


6 August 2004


The Company Secretary
Marconi Corporation PLC
34 Grosvenor Square
London
W1K 2HD



Dear Sir

Companies Act 1985 ("The Act") - Part VI

I hereby inform you that as at 5 August 2004 Barclays PLC, through the legal entities listed on the attached schedule, has a notifiable interest in the capital of your company of 5.05%.

Details of this interest, together with a breakdown between registered holders (as required by Section 202(3) of the Act), are enclosed.

The issued capital of 200,584,164 is the latest figure available to us. If this is incorrect please let me know.

If you have any questions arising from this letter, please contact me on 020 7699 2305.


Yours faithfully


Geoff Smith
Manager, Secretarial Services
Enc.


                              LEGAL ENTITY REPORT


MARCONI CORP (NEW)                                            SEDOL : 3335442



As at 5 August 2004 Barclay PLC, through the legal entities listed below, had a notifiable interest in 10,137,342 ORD GBP0.25 representing 5.05% of the issued share capital of 200,584,164 units.


Legal Entity                                      Holding        Percentage Held

Barclays Life Assurance co Ltd                     189,550                 .0945
Barclays Bank PLC                                2,193,291                1.0935
Barclays Global Investors Ltd                    2,097,440                1.0457
Barlays Global Investors, N.A.                   1,538,354                 .7669
Barclays Private Bank Ltd                                7                 .0001
Barclays Bank Trust Company Ltd                         24                 .0001
Barclays Global Fund Advisors                      316,413                 .1577
Barclays Global Investors Japan Ltd                 40,818                 .0203
Gerrard Ltd                                          1,262                 .0006
Barclays Global Investors Japan Trust & Banking    193,484                 .0965
Barclay Capital Securities Ltd                   3,535,511                1.7626
Barclay Global Investors Australia Ltd              31,188                 .0155
                        Group Holding           10,137,342                5.0540



                           REGISTERED HOLDERS REPORT

MARCONI CORP (NEW)                                            SEDOL : 3335442


As at 05 August 2004 Barclay PLC, through the registered holders listed below, had a notifiable interest in 10,137,342 ORD GBP0.25 representing 5.05% of the issued share capital of 200,584,164 units.


Registered Holder                    Account Designation          Holding

Bank of Ireland                                                    35,497
BARCLAYS CAPITAL NOMINEES LIMI                                  1,205,385
BARCLAYS CAPITAL NOMINEES LIMI                                  2,193,291
BARCLAY CAPITAL SECURITIES LT                                   2,330,126
Barclays Trust Co & Others                                              2
BARCLAYS TRUST CO AS EXEC/ADM                                           4
Barclays Trust Co DMC69                                                18
CHASE NOMINEES LTD                                 16376          110,234
INVESTORS BANK AND TRUST CO.                                      294,645
INVESTORS BANK AND TRUST CO.                                        7,105
INVESTORS BANK AND TRUST CO.                                      938,455
INVESTORS BANK AND TRUST CO.                                        1,167
INVESTORS BANK AND TRUST CO.                                       49,237
INVESTORS BANK AND TRUST CO.                                       42,240
INVESTORS BANK AND TRUST CO.                                      266,791
INVESTORS BANK AND TRUST CO.                                        5,348
INVESTORS BANK AND TRUST CO.                                        2,034
JP MORGAN (BGI CUSTODY)                            16331           51,498
JP MORGAN (BGI CUSTODY)                            16341          138,052
JP MORGAN (BGI CUSTODY)                            16400        1,883,694
JP MORGAN (BGI CUSTODY)                            18409          103,512
JPMORGAN CHASE BANK                                                 5,904
JPMorgan Chase Bank                                                 1,899
JPMorgan Chase Bank                                                 1,794
JPMorgan Chase Bank                                                15,520
JPMorgan Chase Bank                                                94,937



                           REGISTERED HOLDERS REPORT

MARCONI CORP (NEW)                                            SEDOL : 3335442

As at 05 August 2004 Barclay PLC, through the registered holders listed below, had a notifiable interest in 10,137,342 ORD GBP0.25 representing 5.05% of the issued share capital of 200,584,164 units.



Registered Holder                    Account Designation          Holding

JPMorgan Chase Bank                                                 2,082
JPMorgan Chase Bank                                                21,280
JPMorgan Chase Bank                                                23,700
JPMorgan Chase Bank                                                 8,170
JPMorgan Chase Bank                                                24,102
JPMORGAN CHASE BANK                                                31,188
Mellon Trust - Boston                                              31,894
Mitsubishi Trust International                                        998
R C Greig Nominees Limited a/c                       BL1                7
R C Greig Nominees Limited GP1                       GP1              240
R C Greig Nominees Limited SA1                       SA1            1,015
State Street                                                        4,323
STATE STREET BOSTON                                                17,034
STATE STREET BOSTON                                               192,913
ZEBAN NOMINEES LIMITED                                                  7
                                                    Total      10,137,342

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: 11 August, 2004